WESTCORE TRUST

Supplement dated February 15, 2006 to the Westcore Equity and Bond Funds Prospectus dated September 28, 2005.

This supplement is to be used with the prospectus dated September 28, 2005. This supplement together with the supplements dated November 29, 2005 and January 27, 2006 and the prospectus constitutes a current prospectus.

The following information supplements the paragraph regarding Westcore Taxable Bond Funds beginning on page 71 in the section titled "Investment Personnel."

On August 1, 2006, Mr. Powers’ resignation as Co-Portfolio Manager of Westcore Flexible Income Fund and Westcore Plus Bond Fund and member of the Fixed Income Research Team at Denver Investment Advisors LLC will become effective. Until that date, Mr. Powers will continue in his administrative role serving as a liaison between the Fixed Income Research Team and other departments within the organization in order to facilitate a smooth transition.

The following sentence replaces the last sentence of the paragraph regarding Westcore Taxable Bond Funds beginning on page 71 in the section titled "Investment Personnel."

Mr. McKissick and Mr. Stafford work closely together to review each security before jointly making the ﬁnal decision to buy or sell.

The paragraph relating to Mr. Powers on page 75 is hereby deleted effective August 1, 2006.

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